UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

PRESIDIO PRODUCTION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-43179	39-3528250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. 7th Street, Suite 1500

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

(817) 382-3664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FTW	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FTW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) of Presidio Production Company (the “Company” or “Presidio”) amends and supplements the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2026 (the “Initial Form 8-K”), which reported that, on July 1, 2026, the Company completed its previously announced acquisition of certain oil and gas properties and related assets located in the Arkoma Basin in the State of Oklahoma (the “Arkoma Acquired Properties”) from Canyon Creek Energy – Arkoma, LLC (“Canyon Creek”), Alchemist Energy LeaseCo, LP (“Alchemist”), Pivotal Arkoma Basin II, LLC (“Pivotal”), East Dennis Oil Company, LLC, Harvard Petroleum Company, LLC, and FBF Energy, LLC and, together with the completion of the acquisition from Harbor Island, LLC (collectively, the “Seller Parties”), which closed on July 21, 2026, pursuant to the Purchase and Sale Agreements (the “PSAs”), dated as of May 7, 2026, described in the Company’s Current Report on Form 8-K filed with the SEC on May 14, 2026 and, in the case of the PSAs with Canyon Creek, Alchemist and Pivotal, filed as Exhibits 10.1 through 10.3 to the Initial Form 8-K (collectively, the “Arkoma Acquisition”).

This Amendment is being filed solely to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were not included in the Initial Form 8-K. The Initial Form 8-K stated that such financial statements and pro forma financial information would be filed by amendment to the Initial Form 8-K no later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed. Except as set forth herein, this Amendment does not amend, modify or update any other disclosures contained in the Initial Form 8-K. This Amendment should be read in conjunction with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined statement of revenues and direct operating expenses of the Arkoma Acquired Properties for the year ended December 31, 2025, including the related notes thereto, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined statement of revenues and direct operating expenses of the Arkoma Acquired Properties for the six months ended June 30, 2026, including the related notes thereto, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The Arkoma Acquired Properties were acquired from the Seller Parties pursuant to seven separate PSAs that were executed on May 7, 2026. Because each acquisition was conditioned upon a single common event, the seven acquisitions are “related businesses” under Rule 3-05(a)(3) of Regulation S-X, and were treated as a single business acquisition for purposes of Rule 3-05 and aggregated for purposes of the significance tests under Rule 1-02(w) of Regulation S-X.

Further, since the Arkoma Acquired Properties were under common management and the Arkoma Acquired Properties generate substantially all of their revenues from oil and gas producing activities, the Company is presenting statements of revenues and direct operating expenses, filed as Exhibits 99.1 and 99.2, for the Arkoma Acquired Properties on a combined basis for the seven acquisitions. In addition, the unaudited pro forma financial information filed as Exhibit 99.3, give effect to the acquisitions on a combined basis.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of the Arkoma Acquired Properties is filed herewith as Exhibit 99.3 and incorporated herein by reference. The unaudited pro forma financial information gives effect to the Arkoma Acquisition on the basis, and subject to the assumptions, set forth therein and in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited combined statement of revenues and direct operating expenses of the Arkoma Acquired Properties for the year ended December 31, 2025.
99.2	Unaudited combined statement of revenues and direct operating expenses of the Arkoma Acquired Properties for the six months ended June 30, 2026.
99.3	Unaudited pro forma condensed combined financial information of Presidio Production Company giving effect to the acquisition of the Arkoma Acquired Properties acquired from the Seller Parties for the six months ended June 30, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PRODUCTION COMPANY

Dated: September 17, 2026	By:	/s/ Brett Barnes
	Name:	Brett Barnes
	Title:	Executive Vice President and General Counsel

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